UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 11, 2018
Post Holdings, Inc.
(Exact name of registrant as specified in its charter)

Missouri	1-35305	45-3355106
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2503 S. Hanley Road
St. Louis, Missouri 63144
(Address, including Zip Code, of principal executive offices)
Registrant’s telephone number, including area code: (314) 644-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
In a press release dated January 11, 2018, Post Holdings, Inc. (the “Company”) announced certain senior management changes in connection with its pending acquisition of Bob Evans Farms, Inc. (“Bob Evans”) and its intention to explore a range of strategic alternatives for its private brands businesses. As part of these changes, James E. Dwyer, Jr., President & CEO, Michael Foods Group, will become the President and CEO of the private brands businesses, effective upon the closing of the acquisition. In light of these changes, the Company has determined that Mr. Dwyer will no longer be classified as a Section 16 officer or executive officer.
Item 7.01.     Regulation FD Disclosure.
In a press release dated January 11, 2018, the Company announced that it intends to explore a range of strategic alternatives for its private brands businesses, including an initial public offering, a placement of private equity, a sale of the private brands businesses or a strategic combination. The Company's private brands businesses produce nut butter, dried fruit and nut, pasta and granola products for retailers, distributors and manufacturers. The press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety.
The information contained in this Item 7.01 and in the accompanying Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 8.01.     Other Events.
On January 11, 2018, the Company announced that it intends to explore a range of strategic alternatives for its private brands businesses, including an initial public offering, a placement of private equity, a sale of the private brands businesses or a strategic combination. The Company's private brands businesses produce nut butter, dried fruit and nut, pasta and granola products for retailers, distributors and manufacturers.
Also on January 11, 2018, the Company announced in a press release that the stockholders of Bob Evans adopted the Agreement and Plan of Merger (the “Merger Agreement”), dated as of September 18, 2017, by and among the Company, Haystack Corporation, a wholly-owned subsidiary of the Company (“Merger Sub”), and Bob Evans. Under the Merger Agreement, subject to the satisfaction or waiver of specified conditions, Merger Sub will merge with and into Bob Evans with Bob Evans surviving the merger as a wholly-owned subsidiary of the Company.
Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits
See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 11, 2018	Post Holdings, Inc.
(Registrant)

	By:	/s/ Diedre J. Gray
	Name:	Diedre J. Gray
	Title:	EVP, General Counsel & Chief Administrative Officer, Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated January 11, 2018

4